Financial Instruments	12 Months Ended
Dec. 31, 2017
Text block1 [abstract]
Financial Instruments

16)	FINANCIAL INSTRUMENTS

16.1)	SHORT-TERM AND LONG-TERM DEBT

As of December 31, 2017 and 2016, CEMEX´s consolidated debt summarized by interest rates and currencies, was as follow:

		2017				2016
		Short-term	Long-term	Total		Short-term	Long-term	Total
Floating rate debt	Ps	7,282	53,389	60,671	Ps	519	64,550	65,069
Fixed rate debt		9,691	123,633	133,324		703	170,466	171,169

	Ps	16,973	177,022	193,995	Ps	1,222	235,016	236,238

Effective rate[1]
Floating rate		6.1%	3.0%			9.7%	4.4%
Fixed rate		4.8%	5.7%			4.4%	6.5%

		2017					2016
Currency		Short- term	Long- term	Total	Effective rate[1]		Short- term	Long- term	Total	Effective rate[1]
Dollars	Ps	6,206	107,508	113,714	5.9%	Ps	114	179,675	179,789	6.3%
Euros		9,705	54,906	64,611	3.5%		50	55,292	55,342	4.3%
Pounds		—	9,141	9,141	2.6%		—	—	—	—
Philippine pesos		—	5,408	5,408	4.6%		—	—	—	—
Pesos		—	—	—	—		648	—	648	4.4%
Other currencies		1,062	59	1,121	6.2%		410	49	459	10.2%

	Ps	16,973	177,022	193,995		Ps	1,222	235,016	236,238

1	In 2017 and 2016, represents the weighted average interest rate of the related debt agreements.

As of December 31, 2017 and 2016, CEMEX´s consolidated debt summarized by type of instrument, was as follow:

2017		Short- term	Long- term	2016		Short- term	Long- term
Bank loans				Bank loans
Loans in foreign countries, 2018 to 2022	Ps	910	5,439	Loans in foreign countries, 2017 to 2022	Ps	261	1,090
Syndicated loans, 2018 to 2020		—	50,132	Syndicated loans, 2017 to 2020		36	57,032

		910	55,571			297	58,122

Notes payable				Notes payable
Notes payable in Mexico, 2018		—	—	Notes payable in Mexico, 2017		—	648
Medium-term notes, 2018 to 2026		224	133,949	Medium-term notes, 2017 to 2026		—	173,656
Other notes payable, 2018 to 2025		154	3,187	Other notes payable, 2017 to 2025		173	3,342

		378	137,136			173	177,646

Total bank loans and notes payable		1,288	192,707	Total bank loans and notes payable		470	235,768
Current maturities		15,685	(15,685)	Current maturities		752	(752)

	Ps	16,973	177,022		Ps	1,222	235,016

As of December 31, 2017 and 2016, discounts, fees and other direct costs incurred in the issuance of CEMEX’s outstanding notes payable and bank loans for US$84 and US$84, respectively, adjust the balance of notes payable and are amortized to financing expense over the maturity of the related debt instruments.

Changes in consolidated debt for the years ended December 31, 2017, 2016 and 2015 were as follows:

		2017	2016	2015
Debt at beginning of year	Ps	236,238	229,343	205,834
Proceeds from new debt instruments		93,620	48,748	52,764
Debt repayments		(128,411)	(85,798)	(64,237)
Foreign currency translation and inflation effects		(7,452)	43,945	34,982

Debt at end of year	Ps	193,995	236,238	229,343

As of December 31, 2017 and 2016, as presented in the table above of debt by type of instrument, approximately 29% and 25%, respectively, of CEMEX’s total indebtedness, was represented by bank loans, of which the most significant portion corresponded to those balances under CEMEX’s facilities agreement entered into with 20 financial institutions on July 19, 2017 for an amount in different currencies equivalent to approximately US$4,050 at the origination date (the “2017 Credit Agreement”) which was mainly used to refinance the approximately US$3,680 outstanding under the facilities agreement dated September 29, 2014, as amended several times in 2015 and 2016 (the “2014 Credit Agreement”). In addition, as part of CEMEX’s currency diversification in its debt portfolio described in note 16.5, during 2017, CEMEX replaced debt denominated in dollars for US$280 pursuant to the negotiation of a bank loan denominated in Philippine pesos.

In addition, as of December 31, 2017 and 2016, as presented in the table above of debt by type of instrument, approximately 71% and 75%, respectively, of CEMEX’s total indebtedness, was represented by notes payable, of which, the most significant portion was long-term in both periods. As of December 31, 2017 and 2016, CEMEX’s long-term notes payable are detailed as follows:

Description	Date of issuance	Issuer[1,2]	Currency	Principal amount	Rate[1]	Maturity Date	Repurchased amount US$	Outstanding amount[3] US$	2017	2016
April 2026 Notes[8]	16/Mar/16	CEMEX, S.A.B. de C.V.	Dollar	1,000	7.75%	16/Apr/26	—	1,000	Ps 19,568	20,631
July 2025 Notes	02/Apr/03	CEMEX Materials LLC	Dollar	150	7.70%	21/Jul/25	—	150	3,061	3,249
March 2025 Notes	03/Mar/15	CEMEX, S.A.B. de C.V.	Dollar	750	6.125%	05/May/25	—	750	14,691	15,488
January 2025 Notes	11/Sep/14	CEMEX, S.A.B. de C.V.	Dollar	1,100	5.70%	11/Jan/25	(29)	1,071	20,988	22,124
December 2024 Notes[4]	05/Dec/17	CEMEX, S.A.B. de C.V.	Euro	650	2.75%	05/Dec/24	—	780	15,257	—
June 2024 Notes[8]	14/Jun/16	CEMEX Finance LLC	Euro	400	4.625%	15/Jun/24	—	480	9,390	8,665
April 2024 Notes	01/Apr/14	CEMEX Finance LLC	Dollar	1,000	6.00%	01/Apr/24	(10)	990	18,924	19,886
March 2023 Notes	03/Mar/15	CEMEX, S.A.B. de C.V.	Euro	550	4.375%	05/Mar/23	—	660	12,938	11,948
October 2022 Notes[5], [8]	12/Oct/12	CEMEX Finance LLC	Dollar	1,500	9.375%	12/Oct/22	(1,500)	—	—	21,738
January 2022 Notes[5]	11/Sep/14	CEMEX, S.A.B. de C.V.	Euro	400	4.75%	11/Jan/22	—	480	9,434	8,696
April 2021 Notes[6]	01/Apr/14	CEMEX Finance LLC	Euro	400	5.25%	01/Apr/21	(447)	—	—	8,679
January 2021 Notes[7], [8]	02/Oct/13	CEMEX, S.A.B. de C.V.	Dollar	1,000	7.25%	15/Jan/21	(659)	341	6,606	14,845
December 2019 Notes[5], [7], [8]	12/Aug/13	CEMEX, S.A.B. de C.V.	Dollar	1,000	6.50%	10/Dec/19	(1,000)	—	—	14,471
October 2018 Variable Notes[8]	02/Oct/13	CEMEX, S.A.B. de C.V.	Dollar	500	L+475bps	15/Oct/18	(187)	313	6,154	6,485
November 2017 Notes	30/Nov/07	CEMEX, S.A.B. de C.V.	Peso	627	4.40%	17/Nov/17	(37)	—	—	648
Other notes payable									125	93

									Ps 137,136	177,646

1	In all applicable cases the issuer refers to CEMEX España, S.A. acting through its Luxembourg Branch. The letter “L” included above refers to LIBOR, which represents the London Inter-Bank Offered Rate, variable rate used in international markets for debt denominated in U.S. dollars. As of December 31, 2017 and 2016, 3-Month LIBOR rate was 1.6943% and 0.9979%, respectively. The contraction “bps” means basis points. One hundred basis points equal 1%.
2	Unless otherwise indicated, all issuances are fully and unconditionally guaranteed by CEMEX, S.A.B. de C.V., CEMEX México, S.A. de C.V., CEMEX Concretos, S.A. de C.V., Empresas Tolteca de México, S.A. de C.V., New Sunward Holding B.V., CEMEX España, S.A., CEMEX Asia, B.V., CEMEX Corp., CEMEX Egyptian Investments, B.V., CEMEX Finance LLC, CEMEX France Gestion, (S.A.S.), CEMEX Research Group AG and CEMEX UK. CEMEX Egyptian Investments II, B.V. and CEMEX Shipping B.V. originally guaranteed the issuances listed above but were merged into CEMEX España, S.A. on October 3, 2016.
3	Presented net of all outstanding notes repurchased and held by CEMEX’s subsidiaries.
4	On December 5, 2017, CEMEX issued €650 of 2.75% senior secured notes due December 5, 2024 (the “December 2024 Notes”). The proceeds will be used to repay other indebtedness.
5

In connection with tender offers or the execution of call notice, as applicable, on December 10, 2017, CEMEX repurchased the outstanding amount of the December 2019 Notes for an aggregate principal amount of US$611; and on September 25, 2017, CEMEX repurchased US$701 aggregate principal amount of the October 2022 Notes. The notes of the holders that did not tender in the offer for US$343 were redeemed on October 12, 2017. In addition, on November 28, 2017, CEMEX announced its intention to redeem the total outstanding amount of the January 2022 Notes for an aggregate principal amount of €400 (US$480 or Ps9,432) that would be payable on January 10, 2018 and are presented as current maturities of long-term debt in the statement of financial position as of December 31, 2017 (note 26).

6	On May 31, 2017, by means of a tender offer for the April 2021 Notes, CEMEX redeemed the remaining €400 of aggregate principal amount of such notes.
7	On February 28, 2017, by means of a tender offer, CEMEX repurchased US$385 aggregate principal amount of the January 2021 Notes and US$90 of the December 2019 Notes.
8	During 2016, by means of tender offers, using available funds from the issuance of the April 2026 Notes, the June 2024 Notes, the sale of assets and cash flows provided by operating activities, CEMEX completed the purchase of US$739 principal amount of the October 2022 Notes, the purchase of US$178 principal amount of the October 2018 Variable Notes, the purchase of US$219 principal amount of the December 2019 Notes, and the purchase of US$242 principal amount of the January 2021 Notes.

During 2017, 2016 and 2015, as a result of the debt transactions incurred including exchange offers and tender offers to replace and/or repurchase existing debt instruments, CEMEX paid combined premiums, fees and issuance costs for US$251 (Ps4,930), US$196 (Ps4,061) and US$61 (Ps1,047), respectively, of which US$212 (Ps4,160) in 2017, US$151 (Ps3,129) in 2016 and US$35 (Ps604) in 2015 are associated with the extinguished portion of the exchanged or repurchased notes and were recognized in the statement of operations in each year within “Financial expense”. In addition, US$39 (Ps770) in 2017, US$45 (Ps932) in 2016 and US$26 (Ps443) in 2015, corresponding to issuance costs of new debt and/or the portion of the combined premiums, fees and issuance costs treated as a refinancing of the old instruments by considering that: a) the relevant economic terms of the old and new notes were not substantially different; and b) the final holders of the new notes were the same of such portion of the old notes; adjusted the carrying amount of the new debt instruments, and are amortized over the remaining term of each instrument. Moreover, proportional fees and issuance costs related to the extinguished debt instruments for US$16 (Ps310) in 2017, US$37 (Ps767) in 2016 and US$31 (Ps541) in 2015 that were pending for amortization were recognized in the statement of operations of each year as part of “Financial expense.”

The maturities of consolidated long-term debt as of December 31, 2017, were as follows:

		2017
2019	Ps	30
2020		10,175
2021		26,948
2022		19,594
2023 and thereafter.		120,275

	Ps	177,022

As of December 31, 2017, CEMEX had the following lines of credit, the majority of which are uncommitted, at annual interest rates ranging between 1.25% and 6.50%, depending on the negotiated currency:

		Lines of credit	Available
Other lines of credit in foreign subsidiaries	Ps	9,506	7,237
Other lines of credit from banks		9,309	8,169

	Ps	18,815	15,406

2017 Credit Agreement, 2014 Credit Agreement and Facilities Agreement

As mentioned above, on July 19, 2017, the Parent Company and certain subsidiaries entered into the 2017 Credit Agreement with 20 financial institutions for an amount in different currencies equivalent to US$4,050 at the origination date, which proceeds were used to refinance in full the US$3,680 then outstanding under the 2014 Credit Agreement and other debt repayments, allowing CEMEX to increase the average life of its syndicated bank debt to approximately 4.3 years with a final maturity in July 2022. All tranches under the 2017 Credit Agreement have substantially the same terms, including an applicable margin over the benchmark interest rate of between 125 to 350 basis points, depending on CEMEX’s consolidated debt leverage ratio; and the tranches share the same guarantors and collateral package as the original tranches under the 2014 Credit Agreement and other secured debt obligations of CEMEX. As of December 31, 2017, total commitments under the 2017 Credit Agreement included US$2,746 (Ps53,959), €741 (US$889 or Ps17,469), £344 (US$465 or Ps9,137), out of which about US$1,135 (Ps22,303) were in a revolving credit facility. All tranches under the 2017 Credit Agreement amortize in five equal semi-annual payments beginning in July 2020, except for the commitments under the revolving credit which have a five-year maturity.

The original proceeds from the 2014 Credit Agreement of US$1,350 were fully used to repay debt under the then existing facilities agreement entered into on September 17, 2012, as amended from time to time (the “Facilities Agreement”). On July 30, 2015, after several repayments under the Facilities Agreement using proceeds from other debt issuances, CEMEX repaid in full the then total amount outstanding of US$1,937 (Ps33,375) under the Facilities Agreement with additional funds from 21 financial institutions, which joined the 2014 Credit Agreement under new tranches, allowing CEMEX to increase the then average life of its syndicated bank debt to approximately 4 years as of such date. On November 30, 2016, CEMEX prepaid US$373 (Ps7,729) corresponding to the September 2017 amortization under the 2014 Credit Agreement and agreed with the lenders to exchange current funded commitments for US$664 maturing in 2018 into the revolving facility, maintaining their original amortization schedule and the same terms and conditions.

As of December 31, 2016, total commitments under the 2014 Credit Agreement included US$2,826 (Ps58,555) and €746 (US$785 or Ps16,259), out of which about US$1,413 (Ps29,277) were in a revolving credit facility. Considering all commitments, the amortization profile was of US$783 in 2018, US$883 in 2019 and US$1,096 in 2020.

All tranches under the 2017 Credit Agreement have substantially the same terms, including an applicable margin over LIBOR or EURIBOR, as applicable, of between 125 to 350 basis points, depending on the leverage ratio (as defined below) of CEMEX, as follows:

Consolidated leverage ratio	Applicable margin
> = 5.50x	350 bps
< 5.00x > 4.50x	300 bps
< 4.50x > 4.00x	250 bps
< 4.00x > 3.50x	212.5 bps
< 3.50x > 3.00x	175 bps
< 3.00x > 2.50x	150 bps
< 2.50x	125 bps

The 2017 Credit Agreement also modified the consolidated leverage ratio and consolidated coverage ratio limits as described below in the financial covenants section.

For the years ended December 31, 2017 and 2016, under both the 2017 Credit Agreement and the 2014 Credit Agreement, CEMEX was required to comply with the following thresholds: (a) the aggregate amount allowed for capital expenditures cannot exceed US$1,000 per year excluding certain capital expenditures, and, joint venture investments and acquisitions by CHP and its subsidiaries and CLH and its subsidiaries, which capital expenditures, joint venture investments and acquisitions at any time then incurred are subject to a separate aggregate limit for each of CHP and CLH of US$500 (or its equivalent); and (b) the amounts allowed for permitted acquisitions and investments in joint ventures cannot exceed US$400 per year. Nonetheless, such limitations do not apply if capital expenditures or acquisitions do not exceed free cash flow generation, are funded with equity or asset disposals proceeds.

The debt under the 2017 Credit Agreement and previously under the 2014 Credit Agreement is guaranteed by CEMEX México, S.A. de C.V., CEMEX Concretos, S.A. de C.V., Empresas Tolteca de México, S.A. de C.V., New Sunward Holding B.V., CEMEX España, S.A., CEMEX Asia, B.V., CEMEX Corp., CEMEX Egyptian Investments, B.V., CEMEX Finance LLC, CEMEX France Gestion, (S.A.S.), CEMEX Research Group AG and CEMEX UK. In addition, the debt under such agreements (together with all other senior capital markets debt issued or guaranteed by CEMEX, and certain other precedent facilities) is also secured by a first-priority security interest in: (a) substantially all the shares of CEMEX México, S.A. de C.V., CEMEX Operaciones México, S.A. de C.V, New Sunward Holding B.V., CEMEX Trademarks Holding Ltd. and CEMEX España, S.A. (the “Collateral”); and (b) all proceeds of such Collateral. CEMEX Egyptian Investments II, B.V. and CEMEX Shipping, B.V. originally guaranteed the 2014 Credit Agreement but were merged into CEMEX España, S.A. in October 2016.

In addition to the restrictions mentioned above, and subject in each case to the permitted negotiated amounts and other exceptions, CEMEX is also subject to a number of negative covenants that, among other things, restrict or limit its ability to: (i) create liens; (ii) incur additional debt; (iii) change CEMEX’s business or the business of any obligor or material subsidiary (in each case, as defined in the 2017 Credit Agreement); (iv) enter into mergers; (v) enter into agreements that restrict its subsidiaries’ ability to pay dividends or repay intercompany debt; (vi) acquire assets; (vii) enter into or invest in joint venture agreements; (viii) dispose of certain assets; (ix) grant additional guarantees or indemnities; (x) declare or pay cash dividends or make share redemptions while the Leverage Ratio remains above 4.0 times; and (xi) enter into speculative derivatives transactions. The 2017 Credit Agreement contains a number of affirmative covenants that, among other things, require CEMEX to provide periodic financial information to its lenders. However, a number of those covenants and restrictions will automatically cease to apply or become less restrictive if CEMEX so elects when: (i) CEMEX’s Leverage Ratio (as defined hereinafter) for the two most recently completed quarterly testing periods is less than or equal to 3.75 times; and (ii) no default under the 2017 Credit Agreement is continuing. At that point the Leverage Ratio must not exceed 3.75 times. Restrictions that will cease to apply when CEMEX satisfies such conditions include the capital expenditure limitations mentioned above and several negative covenants, including limitations on CEMEX’s ability to declare or pay cash dividends and distributions to shareholders, limitations on CEMEX’s ability to repay existing financial indebtedness, certain asset sale restrictions, and restrictions on exercising call options in relation to any perpetual bonds CEMEX issues. At such time, several baskets and caps relating to negative covenants will also increase, including permitted financial indebtedness, permitted guarantees and limitations on liens. However, CEMEX cannot assure that it will be able to meet the conditions for these restrictions to cease to apply prior to the final maturity date under the 2017 Credit Agreement.

In addition, the 2017 Credit Agreement, and previously the 2014 Credit Agreement, contains events of default, some of which may occur and are outside of CEMEX’s control such as expropriation, sequestration and availability of foreign exchange. As of December 31, 2017 and 2016, CEMEX was not aware of any event of default. CEMEX cannot assure that in the future it will be able to comply with the restrictive covenants and limitations contained in the 2017 Credit Agreement. CEMEX’s failure to comply with such covenants and limitations could result in an event of default, which could materially and adversely affect CEMEX’s business and financial condition.

Financial Covenants

The 2017 Credit Agreement and previously the 2014 Credit Agreement requires CEMEX the compliance with financial ratios, which mainly include: a) the consolidated ratio of debt to Operating EBITDA (the “Leverage Ratio”); and b) the consolidated ratio of Operating EBITDA to interest expense (the “Coverage Ratio”). These financial ratios are calculated according to the formulas established in the debt contracts using the consolidated amounts under IFRS. As of December 31, 2017, CEMEX must comply with a Coverage ratio and a Leverage ratio for each period of four consecutive fiscal quarters as follows:

Period	Coverage ratio	Period	Leverage ratio
For the period ending on December 31, 2017 up to and including the period ending on March 31, 2020	> = 2.50	For the period ending on December 31, 2017 up to and including the period ending on March 31, 2018	< = 5.25
		For the period ending on June 30, 2018 up to and including the period ending on September 30, 2018	< = 5.00
For the period ending on June 30, 2020 and each subsequent reference period	> = 2.75	For the period ending on December 31, 2018 up to and including the period ending on March 31, 2019	< = 4.75
		For the period ending on June 30, 2019 up to and including the period ending on March 31, 2020	< = 4.50
		For the period ending on June 30, 2020 and each subsequent reference period	< = 4.25

CEMEX’s ability to comply with these ratios may be affected by economic conditions and volatility in foreign exchange rates, as well as by overall conditions in the financial and capital markets. For the compliance periods ended as of December 31, 2017, 2016 and 2015, taking into account the 2017 Credit Agreement and the 2014 Credit Agreement, as applicable, CEMEX was in compliance with the financial covenants imposed by its debt contracts. The main consolidated financial ratios as of December 31, 2017, 2016 and 2015 were as follows:

		Consolidated financial ratios
		2017	2016	2015
Leverage ratio[1,2]	Limit	< = 5.25	< = 6.00	< = 6.00
	Calculation	3.85	4.22	5.21

Coverage ratio[3]	Limit	> = 2.50	> = 1.85	> = 1.85
	Calculation	3.46	3.18	2.61

1	The leverage ratio is calculated in pesos by dividing “Funded debt” by pro forma Operating EBITDA for the last twelve months as of the calculation date. Funded debt equals debt, as reported in the statement of financial position, excluding finance leases, components of liability of convertible subordinated notes, plus perpetual debentures and guarantees, plus or minus the fair value of derivative financial instruments, as applicable, among other adjustments.
2	Pro forma Operating EBITDA represents, all calculated in pesos, Operating EBITDA for the last twelve months as of the calculation date, plus the portion of Operating EBITDA referring to such twelve-month period of any significant acquisition made in the period before its consolidation in CEMEX, minus Operating EBITDA referring to such twelve-month period of any significant disposal that had already been liquidated.
3	The coverage ratio is calculated in pesos using the amounts from the financial statements, by dividing the pro forma Operating EBITDA by the financial expense for the last twelve months as of the calculation date. Financial expense includes interest accrued on the perpetual debentures.

CEMEX will classify all of its outstanding debt as current debt in its statement of financial position if: 1) as of any measurement date CEMEX fails to comply with the aforementioned financial ratios; or 2) the cross default clause that is part of the 2017 Credit Agreement is triggered by the provisions contained therein; 3) as of any date prior to a subsequent measurement date CEMEX expects not to be in compliance with such financial ratios in the absence of: a) amendments and/or waivers covering the next succeeding 12 months; b) high probability that the violation will be cured during any agreed upon remediation period and be sustained for the next succeeding 12 months; and/or c) a signed refinancing agreement to refinance the relevant debt on a long-term basis. Moreover, concurrent with the aforementioned classification of debt in the short-term, the noncompliance of CEMEX with the financial ratios agreed upon pursuant to the 2017 Credit Agreement or, in such event, the absence of a waiver of compliance or a negotiation thereof, after certain procedures upon CEMEX’s lenders’ request, they would call for the acceleration of payments due under the 2017 Credit Agreement. That scenario will have a material adverse effect on CEMEX’s liquidity, capital resources and financial position.

16.2)	OTHER FINANCIAL OBLIGATIONS

As of December 31, 2017 and 2016, other financial obligations in the consolidated statement of financial position are detailed as follows:

		2017				2016
		Short-term	Long-term	Total		Short-term	Long-term	Total
I. Convertible subordinated notes due 2020	Ps	—	9,985	9,985	Ps	—	10,417	10,417
II. Convertible subordinated notes due 2018		7,115	—	7,115		—	13,575	13,575
III. Mandatorily convertible securities 2019		323	371	694		278	689	967
IV. Liabilities secured with accounts receivable		11,313	—	11,313		11,095	—	11,095
V. Finance leases		611	2,503	3,114		285	1,291	1,576

	Ps	19,362	12,859	32,221	Ps	11,658	25,972	37,630

Financial instruments convertible into CEMEX’s shares contain components of liability and equity, which are recognized differently depending upon the currency in which the instrument is denominated and the functional currency of the issuer (note 2.6).

I.	Optional convertible subordinated notes due 2020

During 2015, the Parent Company issued US$521 aggregate principal amount of 3.72% convertible subordinated notes due in March 2020 (the “2020 Convertible Notes”). The 2020 Convertible Notes were issued: a) US$200 as a result of the exercise in March 13, 2015 of US$200 notional amount of Contingent Convertible Units (“CCUs”) (described below), and b) US$321 as a result of the exchange with certain investors in May 2015, which together with early conversions, resulted in settlement of US$626 aggregate principal amount of 3.25% convertible subordinated notes due in 2016 (the “2016 Convertible Notes”) held by such investors and the issuance and delivery by the Parent Company of an estimated 42 million ADSs, which included a number of additional ADSs issued to the holders as non-cash inducement premiums. The 2020 Convertible Notes, which are subordinated to all of CEMEX’s liabilities and commitments, are convertible into a fixed number of the Parent Company’s ADSs at any time at the holder’s election and are subject to antidilution adjustments. The difference at the exchange date between the fair value of the 2016 Convertible Notes and the 42 million ADSs against the fair value of the 2020 Convertible Notes represented a loss of Ps365 recognized in 2015 as part of “Financial income and other items, net”. The aggregate fair value of the conversion option as of the issuance dates which amounted to Ps199 was recognized in other equity reserves. As of December 31, 2017 and 2016, the conversion price per ADS was approximately 11.01 dollars and 11.45 dollars, respectively. After antidilution adjustments, the conversion rate as of December 31, 2017 and 2016 was 90.8592 ADS and 87.3646 ADS per each 1 thousand dollars principal amount of such notes, respectively.

In October 2014, in connection with US$204 remaining principal amount of 4.875% Optional Convertible Subordinated Notes due in March 2015 (the “2015 Convertible Notes”), the Parent Company issued US$200 notional amount of CCUs at an annual rate of 3.0% on the notional amount, by means of which, in exchange for coupon payments, CEMEX secured the refinancing for any of the 2015 Convertible Notes that would mature without conversion up to US$200 of the principal amount. Pursuant to the CCUs, holders invested the US$200 in U.S. treasury bonds, and irrevocably agreed to apply such investment in March 2015, if necessary, to subscribe new convertible notes of the Parent Company for up to US$200. In March 2015, CEMEX exercised the CCUs, issued US$200 principal amount of the 2020 Convertible Notes to the holders of the CCUs and repaid the US$204 remaining principal amount of the 2015 Convertible Notes.

II.	Optional convertible subordinated notes due in 2016 and 2018

On March 15, 2011, the Parent Company closed the offering of US$978 principal amount of the 2016 Convertible Notes and US$690 principal amount of 3.75% convertible subordinated notes due in 2018 (the “2018 Convertible Notes”). The notes were subordinated to all of CEMEX’s liabilities and commitments. The notes are convertible into a fixed number of the Parent Company’s ADSs and are subject to antidilution adjustments. After the exchange of notes described in the paragraph above, the US$352 of the 2016 Convertible Notes that remained outstanding, were repaid in cash at their maturity on March 15, 2016. On June 19, 2017, the Parent Company agreed with certain institutional holders the early conversion of US$325 of the 2018 Convertible Notes in exchange for the issuance of approximately 43 million ADSs, which included the number of additional ADSs issued to the holders as non-cash inducement premiums. As a result of the early conversion, the liability component of the converted notes of Ps5,468 was reclassified from other financial obligations to other equity reserves. In addition, the Parent Company increased common stock for Ps4 and additional paid-in capital for Ps7,059 against other equity reserves, and recognized expense for the inducement premiums paid in shares of Ps769, recognized within “Financial income and others items, net.” in the income statement for 2017. As of December 31, 2017 and 2016, the conversion price per ADS of the notes then outstanding was approximately 8.57 dollars and 8.92 dollars, respectively. After antidilution adjustments, the conversion rate as of December 31, 2017 and 2016 was 116.6193 ADS and 112.1339 ADS, respectively, per each 1 thousand dollars principal amount of such notes. Concurrent with the offering of the 2016 and 2018 Convertible Notes, a portion of the net proceeds from this transaction were used by CEMEX to fund the purchase of capped call options, which when purchased were generally expected to reduce the potential dilution cost to CEMEX upon the potential conversion of such notes (note 16.4).

III.	Mandatorily convertible securities due in 2019

In December 2009, the Parent Company exchanged debt into US$315 principal amount of 10% mandatorily convertible securities in pesos with maturity in 2019 (the “2019 Mandatorily Convertible Securities”). Reflecting antidilution adjustments, the notes will be converted at maturity or earlier if the price of the CPO reaches Ps26.22 into approximately 236 million CPOs at a conversion price of Ps17.48 per CPO. Holders have an option to voluntarily convert their securities on any interest payment date into CPOs. The conversion option embedded in these securities is treated as a stand-alone derivative liability at fair value through the statement of operations (note 16.4).

IV.	Liabilities secured with accounts receivable

As mentioned in note 9, as of December 31, 2017 and 2016, in connection with trade receivables sold under CEMEX’s outstanding programs, the funded amounts of such receivables sold are recognized in “Other financial obligations” in the statement of financial position.

V.	Finance leases

CEMEX has several operating and administrative assets, including buildings and mobile equipment, under finance lease contracts. Future payments associated with these contracts are presented in note 23.5.

16.3)	FAIR VALUE OF FINANCIAL INSTRUMENTS

Financial assets and liabilities

The carrying amounts of cash, trade accounts receivable, other accounts receivable, trade accounts payable, other accounts payable and accrued expenses, as well as short-term debt, approximate their corresponding estimated fair values due to the short-term maturity and revolving nature of these financial assets and liabilities. Cash equivalents and certain long-term investments are recognized at fair value, considering to the extent available, quoted market prices for the same or similar instruments. The estimated fair value of CEMEX´s long-term debt is level 2, and is either based on estimated market prices for such or similar instruments, considering interest rates currently available for CEMEX to negotiate debt with the same maturities, or determined by discounting future cash flows using market-based interest rates currently available to CEMEX. As of December 31, 2017 and 2016, the carrying amounts of financial assets and liabilities and their respective fair values were as follows:

		2017			2016
		Carrying amount	Fair value		Carrying amount	Fair value
Financial assets
Derivative instruments (notes 13.2 and 16.4)	Ps	794	794	Ps	1,900	1,900
Other investments and non-current accounts receivable (note 13.2)		4,964	4,964		5,220	5,220

	Ps	5,758	5,758	Ps	7,120	7,120

Financial liabilities
Long-term debt (note 16.1)	Ps	177,022	184,220	Ps	235,016	241,968
Other financial obligations (note 16.2)		12,859	13,381		25,972	27,419
Derivative instruments (notes 16.4 and 17)		402	402		818	818

	Ps	190,283	198,003	Ps	261,806	270,205

Fair Value Hierarchy

As of December 31, 2017 and 2016, assets and liabilities carried at fair value in the consolidated statements of financial position are included in the following fair value hierarchy categories:

2017		Level 1	Level 2	Level 3	Total
Assets measured at fair value
Derivative instruments (notes 13.2 and 16.4)	Ps	—	794	—	794
Investments available-for-sale (note 13.2)		275	—	—	275
Investments held for trading (note 13.2)		—	77	—	77

	Ps	275	871	—	1,146

Liabilities measured at fair value
Derivative instruments (notes 16.4 and 17)	Ps	—	402	—	402

2016		Level 1	Level 2	Level 3	Total
Assets measured at fair value
Derivative instruments (notes 13.2 and 16.4)	Ps	—	1,900	—	1,900
Investments available-for-sale (note 13.2)		491	—	—	491
Investments held for trading (note 13.2)		—	157	—	157

	Ps	491	2,057	—	2,548

Liabilities measured at fair value
Derivative instruments (notes 16.4 and 17)	Ps	—	818	—	818

16.4)	DERIVATIVE FINANCIAL INSTRUMENTS

During the reported periods, in compliance with the guidelines established by its Risk Management Committee, the restrictions set forth by its debt agreements and its hedging strategy (note 16.5), CEMEX held derivative instruments, with the objectives of, as the case may be of: a) changing the risk profile or fixed the price of fuels and electric energy; b) foreign exchange hedging; c) hedge of forecasted transactions; and d) other corporate purposes. As of December 31, 2017 and 2016, the notional amounts and fair values of CEMEX’s derivative instruments were as follows:

		2017		2016
(U.S. dollars millions)		Notional amount	Fair value	Notional amount	Fair value
I. Net investment hedge	US$	1,160	47	—	—
II. Foreign exchange forwards related to forecasted transactions		381	3	80	—
III. Equity forwards on third party shares		168	7	—	—
IV. Interest rate swaps		137	16	147	23
V. Fuels price hedging		72	20	77	15
VI. 2019 Mandatorily Convertible Securities and options on the Parent Company’s own shares		—	(20)	576	26

	US$	1,918	73	880	64

The fair values determined by CEMEX for its derivative financial instruments are Level 2. There is no direct measure for the risk of CEMEX or its counterparties in connection with the derivative instruments. Therefore, the risk factors applied for CEMEX’s assets and liabilities originated by the valuation of such derivatives were extrapolated from publicly available risk discounts for other public debt instruments of CEMEX and its counterparties.

The caption “Financial income and other items, net” includes gains and losses related to the recognition of changes in fair values of the derivative instruments during the applicable period and that represented net gains of US$9 (Ps161) in 2017, net gains of US$17 (Ps317) in 2016 and net losses of US$173 (Ps2,981) in 2015, respectively.

The estimated fair value of derivative instruments fluctuates over time and is determined by measuring the effect of future relevant economic variables according to the yield curves shown in the market as of the reporting date. These values should be analyzed in relation to the fair values of the underlying transactions and as part of CEMEX’s overall exposure attributable to fluctuations in interest rates and foreign exchange rates. The notional amounts of derivative instruments do not represent amounts of cash exchanged by the parties, and consequently, there is no direct measure of CEMEX’s exposure to the use of these derivatives. The amounts exchanged are determined based on the basis of the notional amounts and other terms included in the derivative instruments.

I.	Net investment hedge

During March 2017, CEMEX began the implementation of a long-term US$ / MXP foreign exchange forward program which notional amount is planned to be up to US$1,250, with monthly revolving settlement dates from 1 to 24 months. The average life of these contracts will be approximately one year. As of December 31, 2017, there are forward contract with a notional amount of US$1,160. For accounting purposes under IFRS, CEMEX has designated this program as a hedge of CEMEX’s net investment in Mexican pesos, pursuant to which changes in fair market value of these instruments are recognized as part of other comprehensive income in equity. For the year ended December 31, 2017, these contracts generated gains of US$6 (Ps110).

II.	Foreign exchange forwards related to forecasted transactions

As of December 31, 2017, CEMEX held US$ / Euro foreign exchange forward contracts maturing in January 10, 2018, negotiated to maintain the Euro value of a portion of the 2024 December Notes issued in Euros during December 2017, after converting a portion of these proceeds in U.S. dollar to settle other indebtedness in dollars in December 2017, but as the final use of these proceeds was projected to be the settlement of other indebtedness in Euros during 2018 (note 16.1). In addition, as of December 31, 2016, CEMEX held US$ / MXP foreign exchange forward contracts maturing in February 2017, negotiated to hedge the U.S. dollar value of the proceeds from the expected sale of pumping assets in Mexico (note 4.3). For the years ended December 31, 2017, 2016 and 2015, the results of these instruments related to forecasted transactions, including the effects resulting from positions entered and settled during the year, generated losses of US$17 (Ps337) in 2017, gains of US$10 (Ps186) in 2016 and gains of US$26 (Ps448) in 2015, recognized within “Financial income and other items, net” in the income statement.

III.	Equity forwards on third party shares

As of December 31, 2017, in connection with the definitive sale of CEMEX’s remaining GCC shares in September 2017 to two financial institutions which hold all corporate rights and control the aforementioned shares (note 13.1), CEMEX negotiated equity forward contracts to be settled in cash maturing in March 2019 over the price of approximately 31.4 million GCC shares. During 2017, changes in the fair value of these instruments generated losses of US$24 (Ps463) recognized within “Financial income and other items, net” in the income statement.

In October 2015, Axtel, a Mexican telecommunications company traded in the MSE, announced its merger with Alestra, a Mexican entity provider of information technology solutions and member of Alfa Group, which was effective beginning February 15, 2016. In connection with this announcement, considering that upon completion of the merger any shares of Axtel would be exchanged proportionately according to the new ownership interests for shares in the new merged entity that remained public, the business outlook of such new entity and that CEMEX held an existing investment in Axtel prior to the merger, on January 6, 2016, CEMEX settled in cash a forward contract it maintained over the price of 59.5 million CPOs of Axtel maturing in October 2016 and received US$4, net of transaction costs. In a separate transaction, CEMEX purchased in the market 59.5 million CPOs of Axtel and increased its existing investment in Axtel as part of CEMEX’s investments available for sale (note 13.2). Changes in the fair value of this instrument generated losses of US$2 (Ps30) in 2016 and gains of US$15 (Ps258) in 2015, recognized in the income statement for each period.

IV.	Interest rate swap contracts

As of December 31, 2017 and 2016, CEMEX had an interest rate swap maturing in September 2022 associated with an agreement entered into by CEMEX for the acquisition of electric energy in Mexico, which fair value represented assets of US$16 (Ps314) and US$23 (Ps477), respectively. Pursuant to this instrument, during the tenure of the swap and based on its notional amount, CEMEX will receive a fixed rate of 5.4% and will pay LIBOR. Changes in the fair value of this interest rate swap generated losses of US$6 (Ps114) in 2017, US$6 (Ps112) in 2016 and US$4 (Ps69) in 2015, recognized in the income statement for each period.

V.	Fuel price hedging

As of December 31, 2017 and 2016, CEMEX maintained forward contracts negotiated to hedge the price of diesel fuel in several countries for aggregate notional amounts of US$46 (Ps904) and US$44 (Ps912), respectively, with an estimated aggregate fair value representing assets of US$10 (Ps197) in 2017 and assets of US$7 (Ps145) in 2016. By means of these contracts, for own consumption only, CEMEX fixed the price of diesel over certain volume representing a portion of the estimated consumption of such fuel in several operations. These contracts have been designated as cash flow hedges of diesel fuel consumption, and as such, changes in fair value are recognized temporarily through other comprehensive income and are recycled to operating expenses as the related diesel volumes are consumed. For the years 2017, 2016 and 2015, changes in fair value of these contracts recognized in other comprehensive income represented gains of US$3 (Ps57), gains of US$7 (Ps145) and losses of US$3 (Ps52), respectively.

In addition, as of December 31, 2017 and 2016, CEMEX held forward contracts negotiated to hedge the price of coal, as solid fuel, for an aggregate notional amount of US$26 (Ps511) and US$33 (Ps684), respectively and an estimated fair value representing assets of US$10 (Ps197) in 2017 and assets of US$8 (Ps166) in 2016. By means of these contracts, for own consumption only, CEMEX fixed the price of coal over certain volume representing a portion of the estimated coal consumption in CEMEX’s applicable operations. These contracts have been designated as cash flow hedges of coal consumption, and as such, changes in fair value are recognized temporarily through other comprehensive income and are recycled to operating expenses as the related coal volumes are consumed. For the years 2017 and 2016, changes in fair value of these contracts recognized in other comprehensive income represented gains of US$1 (Ps19) and gains of US$8 (Ps166), respectively.

VI.	2019 Mandatorily Convertible Securities and options on the Parent Company’s own shares

In connection with the 2019 Mandatorily Convertible Securities (note 16.2); considering that the securities are denominated in pesos and the functional currency of the Parent Company’s division that issued the securities is the dollar (note 2.4), CEMEX separated the conversion option embedded in such instruments and recognized it at fair value through the income statement, which as of December 31, 2017 and 2016, resulted in a liability of US$20 (Ps393) and US$40 (Ps829), respectively. Changes in fair value generated a gain of US$19 (Ps359) in 2017, a loss of US$29 (Ps545) in 2016 and a gain of US$18 (Ps310) in 2015.

In addition, on March 15, 2011, the Parent Company entered into a capped calls, considering antidilution adjustments, over 194 million CEMEX’s ADSs (114 million ADSs maturing in March 2016 in connection with the 2016 Convertible Notes and 80 million ADSs maturing in March 2018 in connection with the 2018 Convertible Notes) in order to effectively increase the conversion price of the ADSs under such notes, by means of which, at maturity of the notes, originally CEMEX would receive in cash the excess between the market price and the strike price of approximately 8.57 dollars per ADS, with a maximum appreciation per ADS of approximately 3.96 dollars for the 2016 Convertible Notes and 5.27 dollars for the 2018 Convertible Notes. CEMEX paid aggregate premiums of US$222. During 2015, CEMEX amended a portion of the capped calls relating to the 2016 Convertible Notes and, as a result, CEMEX received US$44 in cash, equivalent to the unwind of 44.2% of the total notional amount of such capped calls. On March 15, 2016, the remaining options for the 55.8% of the 2016 Convertible Notes expired out of the money. During August 2016, CEMEX amended 58.3% of the total notional amount of the capped calls relating to the 2018 Convertible Notes to lower the exercise price in exchange for reducing the number of underlying options, as a result, CEMEX retained capped calls relating to the 2018 Convertible Notes over 71 million ADSs. As of December 31, 2016, the fair value of the existing options represented an asset of US$66 (Ps1,368). Changes in the fair value of these instruments generated gains of US$37 (Ps725) in 2017, gains of US$44 (Ps818) in 2016 and losses of US$228 (Ps3,928) in 2015, recognized within “Financial income and other items, net” in the income statement. During 2017, CEMEX unwound all its capped calls relating to the 2018 Convertible Notes and, as a result, CEMEX received US$103 in cash. As of December 31, 2017, all outstanding capped calls based on the price of the Parent Company´s own ADSs have been early settled.

16.5)	RISK MANAGEMENT

Enterprise risks may arise from any of the following situations: i) the potential change in the value of assets owned or reasonably anticipated to be owned, ii) the potential change in value of liabilities incurred or reasonably anticipated to be incurred, iii) the potential change in value of services provided, purchase or reasonably anticipated to be provided or purchased in the ordinary course of business, iv) the potential change in the value of assets, services, inputs, product or commodities owned, produced, manufactured, processed, merchandised, leased or sell or reasonably anticipated to be owned, produced, manufactured, processed, merchandising, leasing or selling in the ordinary course of business, or v) any potential change in the value arising from interest rate or foreign exchange rate exposures arising from current or anticipated assets or liabilities.

In the ordinary course of business, CEMEX is exposed to commodities risk, including the exposure from inputs such as fuel, coal, petcoke, fly-ash, gypsum and other industrial materials which are commonly used by CEMEX in the production process, and expose CEMEX to variations in prices of the underlying commodities. To manage this and other risks, such as credit risk, interest rate risk, foreign exchange risk, equity risk and liquidity risk, considering the guidelines set forth by the Board of Directors, which represent CEMEX’s risk management framework and that are supervised by several Committees, CEMEX’s management establishes specific policies that determine strategies oriented to obtain natural hedges to the extent possible, such as avoiding customer concentration on a determined market or aligning the currencies portfolio in which CEMEX incurred its debt, with those in which CEMEX generates its cash flows.

As of December 31, 2017 and 2016, these strategies are sometimes complemented with the use of derivative financial instruments as mentioned in note 16.4, such as the commodity forward contracts on diesel fuel and coal negotiated to fix the price of these underlying commodities.

The main risks categories are commented below:

Credit risk

Credit risk is the risk of financial loss faced by CEMEX if a customer or counterpart of a financial instrument does not meet its contractual obligations and originates mainly from trade accounts receivable. As of December 31, 2017 and 2016, the maximum exposure to credit risk is represented by the balance of financial assets. Management has developed policies for the authorization of credit to customers. The accounting exposure to credit risk is monitored constantly according to the behavior of payment of the debtors. Credit is assigned on a customer-by-customer basis and is subject to assessments which consider the customers’ payment capacity, as well as past behavior regarding due dates, balances past due and delinquent accounts. In cases deemed necessary, CEMEX’s management requires guarantees from its customers and financial counterparties with regard to financial assets.

The Company’s management has established a policy of low risk which analyzes the creditworthiness of each new client individually before offering the general conditions of payment terms and delivery. The review includes external ratings, when references are available, and in some cases bank references. Threshold of purchase limits are established for each client, which represent the maximum purchase amounts that require different levels of approval. Customers that do not meet the levels of solvency requirements imposed by CEMEX can only carry out transactions by paying cash in advance. As of December 31, 2017, considering CEMEX’s best estimate of potential incurred losses based on an analysis of age and considering recovery efforts, the allowance for doubtful accounts was Ps2,145.

Interest rate risk

Interest rate risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market interest rates, which only affects CEMEX’s results if the fixed-rate long-term debt is measured at fair value. All of CEMEX’s fixed-rate long-term debt is carried at amortized cost and therefore is not subject to interest rate risk. CEMEX’s accounting exposure to the risk of changes in market interest rates relates primarily to its long-term debt obligations with floating interest rates, which, if such rates were to increase, may adversely affect its financing cost and the results for the period.

Nonetheless, it is not economically efficient to concentrate in fixed rates in a high point when the interest rates market expects a downward trend, this is, there is an opportunity cost for remaining long periods paying a determined fixed interest rate when the market rates have decreased and the entity may obtain improved interest rate conditions in a new loan or debt issuance. CEMEX manages its interest rate risk by balancing its exposure to fixed and variable rates while attempting to reduce its interest costs. In addition, when the interest rate of a debt instrument has turned relatively high as compared to current market rates, CEMEX intents to renegotiate the conditions or repurchase the debt, to the extent the net present value of the expected future benefits from the interest rate reduction would exceed the incentives that would have to be paid in such renegotiation or repurchase of debt.

As of December 31, 2017 and 2016, approximately 31% and 28%, respectively, of CEMEX’s long-term debt was denominated in floating rates at a weighted average interest rate of LIBOR plus 268 basis points in 2017 and 306 basis points in 2016. As of December 31, 2017 and 2016, if interest rates at that date had been 0.5% higher, with all other variables held constant, CEMEX’s net income for 2017 and 2016 would have reduced by US$18 (Ps353) and US$18 (Ps373), respectively, as a result of higher interest expense on variable rate denominated debt. This analysis does not include the effect of interest rate swaps held by CEMEX during 2017 and 2016.

Foreign currency risk

Foreign currency risk is the risk that the fair value of future cash flows of a financial instrument will fluctuate because of changes in foreign exchange rates. CEMEX’s exposure to the risk of changes in foreign exchange rates relates primarily to its operating activities. Due to its geographic diversification, CEMEX’s revenues and costs are generated and settled in various countries and in different currencies. For the year ended December 31, 2017, approximately 21% of CEMEX’s net sales, before eliminations resulting from consolidation, were generated in Mexico, 24% in the United States, 7% in the United Kingdom, 6% in France, 4% in Germany, 2% in Spain, 2% in Poland, 3% in the Rest of Europe region, 4% in Colombia, 2% in Panama, 1% in Costa Rica, 2% Caribbean TCL, 4% in the Rest of South, Central America and the Caribbean region, 3% in Philippines, 1% in Egypt, 5% in the Rest of Asia, Middle East and Africa and 9% in CEMEX’s other operations.

Foreign exchange gains and losses occur by monetary assets or liabilities in a currency different from its functional currency, and are recorded in the consolidated statements of operations, except for exchange fluctuations associated with foreign currency indebtedness directly related to the acquisition of foreign entities and exchange fluctuations related parties’ long-term balances denominated in foreign currency which are not expected to be settled in the foreseeable future, which are reported in the statement of other comprehensive income. As of December 31, 2017 and 2016, excluding from the sensitivity analysis the impact of translating the net assets of foreign operations into CEMEX’s reporting currency, considering a hypothetic 10% strengthening of the dollar against the Mexican peso, with all other variables held constant, CEMEX’s net income for 2017 and 2016 would have decreased by US$119 (Ps2,343) and US$136 (Ps2,829), respectively, as a result of higher foreign exchange losses on CEMEX’s dollar-denominated net monetary liabilities held in consolidated entities with other functional currencies. Conversely, a hypothetic 10% weakening of the U.S. dollar against the Mexican peso would have the opposite effect.

As of December 31, 2017, approximately 59% of CEMEX’s financial debt was Dollar-denominated, 33% was Euro-denominated, 5% was Pound-denominated, 3% was Philippine peso-denominated and immaterial amounts were denominated in other currencies; therefore, CEMEX had a foreign currency exposure arising mainly from the Dollar-denominated and Euro-denominated financial debt versus the several currencies in which CEMEX’s revenues are settled in most countries in which it operates. The amounts of Pound-denominated financial debt and Philippine peso-denominated financial debt outstanding as of December 31, 2017, are closely related to the amount of revenues generated in such currencies and/or, in the case of the Euro-denominated financial debt, the amount of CEMEX’s net assets denominated in such currencies; therefore, CEMEX considers that the foreign currency risk related to these amounts of debt is low. Nonetheless, CEMEX cannot guarantee that it will generate sufficient revenues in Dollars, Euros, Pounds and Philippine pesos from its operations to service these obligations. As of December 31, 2017 and 2016, CEMEX had not implemented any derivative financing hedging strategy to address this foreign currency risk. Nonetheless, CEMEX may enter into derivative financing hedging strategies in the future if either of its debt portfolio currency mix, interest rate mix, market conditions and/or expectations changes.

As of December 31, 2017 and 2016, CEMEX’s consolidated net monetary assets (liabilities) by currency are as follows:

	2017
	Mexico	United States	Europe	South, Central America and the Caribbean	Asia, Middle East and Africa	Others [1]	Total
Monetary assets	Ps 11,798	9,453	14,182	7,347	9,780	5,163	57,723
Monetary liabilities	17,505	32,158	45,675	12,016	11,522	221,579	340,455

Net monetary assets (liabilities)[2]	Ps (5,707)	(22,705)	(31,493)	(4,669)	(1,742)	(216,416)	(282,732)

Out of which:
Dollars	Ps(1,097)	(22,710)	39	(126)	221	(133,530)	(157,203)
Pesos	(4,610)	4	24	—	—	(7,745)	(12,327)
Euros	—	—	(10,155)	2	—	(58,452)	(68,605)
Pounds	—	—	(19,358)	—	—	(9,119)	(28,477)
Other currencies	—	1	(2,043)	(4,545)	(1,963)	(7,570)	(16,120)

	Ps(5,707)	(22,705)	(31,493)	(4,669)	(1,742)	(216,416)	(282,732)

	2016
	Mexico	United States	Europe	South, Central America and the Caribbean	Asia, Middle East and Africa	Others [1]	Total
Monetary assets	Ps 10,261	26,685	12,724	6,132	13,101	11,836	80,739
Monetary liabilities	10,564	33,145	42,336	9,130	11,305	277,117	383,597

Net monetary assets (liabilities)[2]	Ps (303)	(6,460)	(29,612)	(2,998)	1,796	(265,281)	(302,858)

Out of which:
Dollars	Ps (483)	(6,463)	38	35	364	(214,751)	(221,260)
Pesos	180	3	—	—	—	(3,395)	(3,212)
Euros	—	—	(9,465)	—	—	(48,470)	(57,935)
Pounds	—	—	(14,408)	—	—	—	(14,408)
Other currencies	—	—	(5,777)	(3,033)	1,432	1,335	(6,043)

	Ps (303)	(6,460)	(29,612)	(2,998)	1,796	(265,281)	(302,858)

1	Includes the Parent Company, CEMEX’s financing subsidiaries, as well as Neoris N.V., among other entities.
2	Includes assets held for sale and liabilities directly related with these assets considering that such items will be realized in the short-term.

In addition, considering that the Parent Company’s functional currency for all assets, liabilities and transactions associated with its financial and holding company activities is the dollar (note 2.4), there is foreign currency risk associated with the translation of subsidiaries’ net assets denominated in different currencies (peso, euro, pound) into dollars. When the dollar appreciates, the value of CEMEX’s net assets denominated in other currencies decreases in terms of dollars, generating negative foreign currency translation and reducing stockholders’ equity. Conversely, when the dollar depreciates, the value of CEMEX’s net assets denominated in other currencies would increase in terms of dollars generating the opposite effect. As mentioned in note 16.4, CEMEX has implemented a long-term program for up to US$1,250 to hedge foreign currency translation in connection with its net assets denominated in pesos.

Equity risk

Equity risk is the risk that the fair value of future cash flows of a financial instrument will fluctuate because of changes in the market price of CEMEX’s and/or third party’s shares. As described in note 16.4, considering specific objectives, CEMEX has entered into equity forward contracts on third-party shares, as well as capped calls based on the price of CEMEX’s own ADSs. Under these equity derivative instruments, there is a direct relationship from the change in the fair value of the derivative with the change in price of the underlying share. All changes in fair value of such derivative instruments are recognized in the income statement as part of “Financial income and other items, net.” Until December 31, 2016, a significant decrease in the market price of CEMEX’s ADSs would negatively affect CEMEX’s liquidity and financial position. During 2017, all outstanding capped calls based on the price of CEMEX´s own ADSs were early settled.

As of December 31, 2017, the potential change in the fair value of CEMEX’s forward contracts in GCC shares that would result from a hypothetical, instantaneous decrease of 10% in the market price of GCC shares in dollars, with all other variables held constant, CEMEX’s net income for 2017 would have reduced in US$14 (Ps283), as a result of additional negative changes in fair value associated with these forward contracts. A 10% hypothetical increase in the price of GCC shares in 2017 would have generated approximately the opposite effect, respectively.

In addition, even though the changes in fair value of CEMEX’s embedded conversion option in the Mandatorily Convertible Notes 2019 denominated in a currency other than the functional issuer’s currency affect the income statement, they do not imply any risk or variability in cash flows, considering that through their exercise, CEMEX will settle a fixed amount of debt with a fixed amount of shares. As of December 31, 2017 and 2016, the potential change in the fair value of the embedded conversion options in the Mandatorily Convertible Notes 2019 that would result from a hypothetical, instantaneous increase of 10% in the market price of CEMEX’s CPOs, with all other variables held constant, would have decreased CEMEX’s net income for US$9 (Ps180) in 2017 and decreased for US$8 (Ps162) in 2016; as a result of additional negative changes in fair value associated with this option. A 10% hypothetical decrease in the CEMEX CPO price would generate approximately the opposite effect.

Liquidity risk

Liquidity risk is the risk that CEMEX will not have sufficient funds available to meet its obligations. In addition to cash flows provided by its operating activities, in order to meet CEMEX’s overall liquidity needs for operations, servicing debt and funding capital expenditures and acquisitions, CEMEX relies on cost-cutting and operating improvements to optimize capacity utilization and maximize profitability, as well as borrowing under credit facilities, proceeds of debt and equity offerings, and proceeds from asset sales. CEMEX is exposed to risks from changes in foreign currency exchange rates, prices and currency controls, interest rates, inflation, governmental spending, social instability and other political, economic and/or social developments in the countries in which it operates, any one of which may materially affect CEMEX’s results and reduce cash from operations. The maturities of CEMEX’s contractual obligations are included in note 23.5.

As of December 31, 2017, current liabilities, which included Ps36,335 of current maturities of debt and other financial obligations, exceed current assets in Ps40,814. For the year ended December 31, 2017, CEMEX generated net cash flows provided by operating activities from continuing operations for Ps30,966, after payments of interest and income taxes. The Company’s management considers that CEMEX will generate sufficient cash flows from operations. In addition, CEMEX has committed available lines of credit under its 2017 Credit Agreement, which includes the revolving credit facility and an undrawn tranche for a combined amount of Ps29,711 (US$1,512), as well as CEMEX’s proven capacity to continually refinance and replace its short-term obligations, will enable CEMEX to meet any liquidity risk in the short term.

As of December 31, 2017 and 2016, the potential requirement for additional margin calls under our different commitments is not significant.